EXECUTION VERSION

STERICYCLE, INC.

FIRST AMENDMENT AND INCREASE AGREEMENT

This First Amendment and Increase Agreement, dated as of July 23, 2009 (this “Agreement”), is entered into by and among Stericycle, Inc., a Delaware corporation (the “Borrower”), Stericycle International LLC, a Delaware limited liability company (the “Guarantor”), Bank of America, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) under that certain Term Loan Credit Agreement, dated as of June 24, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, and the other financial institutions signatory hereto (the “New Lenders”).  Terms defined in the Credit Agreement shall have their defined meanings when used herein.

W I T N E S S E T H

WHEREAS, the Credit Agreement provides in Section 2.15 thereof that the Borrower may request an increase in the Loans by an amount (for all such requests) not exceeding $150,000,000 in the aggregate;

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend Section 2.15 of the Credit Agreement to provide that the Borrower may request an increase in the Loans by an amount (for all such requests) not exceeding $175,000,000 in the aggregate and amend certain other provisions of the Credit Agreement as set forth herein, and the Administrative Agent and Bank of America, as the sole existing Lender, agree to so amend the Credit Agreement, which amendments shall be effective immediately prior to the increase in Loans under the Credit Agreement effected hereby;

WHEREAS, to achieve the full amount of a requested increase and subject to the approval of the Administrative Agent, the Borrower may invite Eligible Assignees to become Lenders under the Credit Agreement; and

WHEREAS, the Borrower has submitted a request to increase the Loans by $145,000,000 which will result in aggregate outstanding Loans under the Credit Agreement as of the date hereof of $195,000,000, with $30,000,000 remaining available to be drawn under Section 2.15 of the Credit Agreement after giving effect to the amendments effected hereby on or prior to December 24, 2009 subject to the terms and conditions set forth in the Credit Agreement; and

WHEREAS, none of the undersigned New Lenders was an original party to the Credit Agreement but each now desires to become a party thereto and Bank of America, as the sole existing Lender does not at this time desire to increase its Loans under the Credit Agreement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.  Subject to the satisfaction of the conditions precedent set forth in Paragraph 5 hereof:

EXECUTION VERSION

(a)  The first paragraph of the recitals to the Credit Agreement is amended and restated in its entirety as follows:

“This TERM LOAN CREDIT AGREEMENT (“Agreement”) is entered into as of June 24, 2009, among STERICYCLE, INC., a Delaware corporation (the “Company” or the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, HSBC Bank USA, N.A., as Syndication Agent and U.S. BANK, NATIONAL ASSOCIATION, NATIONAL CITY BANK, and THE BANK OF NOVA SCOTIA, as Co-Documentation Agents (collectively, the “Co-Documentation Agents”).”

(b)  The definitions of “Business Day”, “Default Rate” and “Syndication Agent” set forth in Section 1.01 of the Credit Agreement are amended and restated in their entirety as follows:

““Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of New York or the state where the Administrative Agent’s Office with respect to Obligations is located and if such day relates to any interest rate settings as to a Eurocurrency Rate Loan, any fundings, disbursements, settlements and payments in respect of any such Eurocurrency Rate Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market.”

“Default Rate” means (a) when used with respect to Obligations other than a Loan, an interest rate equal to (i) the Base Rate plus (ii) 2% per annum and (b) when used with respect to a Loan, an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus (ii) 2% per annum.

“Syndication Agent” means HSBC Bank USA, N.A., in its capacity as syndication agent.””

(c)  The last sentence of Section 2.05 of the Credit Agreement is amended and restated in its entirety as follows:

“Each such prepayment shall be applied to the Loans of the Lenders in inverse order of maturity and shall be applied in accordance with the Lenders’ respective Applicable Percentages.”

(d)Section 2.15 of the Credit Agreement is amended to delete the reference therein to “$150,000,000” and replace such reference with “$175,000,000”.

(e)Section 9.08 of the Credit Agreement is amended and restated in its entirety as follows:

“Anything herein to the contrary notwithstanding, none of the Book Manager, the Arranger, the Syndication Agent or any of the Co-Documentation Agents shall have any powers,

duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.”

2. Each undersigned New Lender agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the Effective Date and immediately subsequent to the effectiveness of the amendments to the Credit Agreement set forth in Paragraph 1 hereof, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Commitment as set forth opposite its name in Schedule A attached hereto.

3.  Subject to the satisfaction of the conditions precedent set forth in Paragraph 5 hereof and subject to the terms and conditions set forth in the Credit Agreement, each New Lender severally agrees to make a single loan (collectively, the “Increase Loans”) to the Borrower in Dollars on July 23, 2009 (the “Effective Date”), in an amount equal to its allocable share of $145,000,000.  The Borrowing shall consist of Increase Loans made simultaneously by the New Lenders and shall be allocated among the New Lenders in accordance with their respective Commitments and funded through the Administrative Agent on the Effective Date.  The Increase Loans shall constitute “Loans” under and as defined in the Credit Agreement for all purposes, and, as such, shall be subject to all terms and conditions set forth in the Credit Agreement and shall enjoy all benefits under the Loan Documents (including, without limitation, all benefits under the Guaranties).  Amounts so borrowed and repaid or prepaid may not be reborrowed.

4. Each undersigned New Lender (a) represents and warrants that it is legally authorized to enter into this Agreement; (b) represents and warrants that it meets the criteria for an Eligible Assignee under the Credit Agreement; (c) confirms that it has received a copy of the Credit Agreement and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (d) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (e) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (f) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

5.  The effectiveness of the amendments to the Credit Agreement set forth in Paragraph 1 hereof and the obligation of each New Lender to make its Increase Loan hereunder is subject to the satisfaction of the following conditions precedent:

(a)  the Administrative Agent shall have received executed counterparts of this Agreement, duly executed and delivered on behalf of each of the Administrative Agent, the Borrower, the Guarantor and each New Lender;

(b)  the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Increase Loans, and (ii) in the case of the Borrower, certifying that, before and after giving effect to the Increase Loans, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Agreement, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists, or would result from such proposed increase or the application of the proceeds thereof;

(c)  the Borrower shall have delivered to the Administrative Agent each of the assurances, certificates, documents, consents or opinions as the Administrative Agent or the Required Lenders reasonably may require;

(d)  the Administrative Agent shall have received from the Borrower, in immediately available funds, all fees required under any fee letter executed in connection with this increase, which fees shall be fully earned and non-refundable when due and payable;

(e)  unless waived by the Administrative Agent or the Arranger, respectively, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent and the Arranger, respectively, to the extent invoiced prior to or on the Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent); and

(f)  the Borrower shall have delivered to the Administrative Agent a Committed Loan Notice for an amount equal to the Increase Loans in accordance with the requirements of the Credit Agreement.

6.  Each New Lender’s address for notices for the purposes of the Credit Agreement is as set forth on its signature page hereto.

7.  The Borrower hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

8.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

9. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.

10. From and after the date hereof, each reference in the Credit Agreement to the “Lenders”, the “Loans”, the “Commitments” or words of like import shall mean and be a reference to the terms Lenders, Loans and Commitments as modified by this Agreement.

11. Except as specifically modified by this Agreement, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

12. The Guarantor hereby consents to the Increase Loans and reaffirms the terms and conditions of the Domestic Subsidiary Guaranty and each other Loan Document executed by it and acknowledges and agrees that such Domestic Subsidiary Guaranty and each and every such Loan Document executed by the Guarantor in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

HSBC Bank USA, N.A.

as Syndication Agent and a Lender

By:

/s/ Andrew Bick

Name:

Andrew Bicker

Title:

Vice President

Address for notices:

71 S. Wacker Dr., Suite 2700

Chicago, IL 60606

Attn:

Andrew Bicker

Tel:

(312) 357-3991

Fax:

(312) 357-3999

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

U.S. Bank National Association

By:

/s/ James N. DeVries

Name:

James N. Devries

Title:

Senior Vice President

Address for notices:

U.S. Bank–Corporate Banking Group

209 South LaSalle Street, Suite 410

Chicago, IL 60604

Attn:

Kathy Schurr

Tel:

312-325-8927

Fax:

312-325-8754

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

National City Bank

By:

/s/ Derek R. Cook

Name:

Derek R. Cook

Title:

Senior Vice President

Address for notices:

One North Franklin, Suite 2000

Chicago, IL 60606

Attn:

Derek R. Cook

Tel:

312.384.4653

Fax:

312.384.4666

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

[INSERT NAME OF NEW LENDER]

By:

/s/ Paula Czach

Name:

Paula Czach

Title:

Director

Address for notices:

The Bank of Nova Scotia

711 Louisiana, Suite 1400

Houston, TX 77002

Attn:

Paula Czach

Tel:

713 759 3454

Fax:

832 426 6023

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

The Northern Trust Company

By:

/s/ Jeffrey P. Sullivan

Name:

Jeffrey P. Sullivan

Title:

Vice President

Address for notices:

50 S. LaSalle Street

Chicago, IL 60603

Attn:

Corporate Banking Administration

Tel:

312-444-7634

Fax:

312-444-7028

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

Foris Bank SA/NV, New York Branch

By:

/s/ John W. Deegan

Name:

John W. Deegan

Title:

Director & Group Head

By:

/s/ Carlos del Marmol

Name:

Carlos del Marmol

Title:

Head of International Desk N.A.

Address for notices:

101 Hudson Street

Jersey City, NJ 07302

Attn:

Marlene Purrier-Ellis

Tel:

201-631-8187

Fax:

201-631-8181

Agreed and consented to as of the date first written above:

BANK OF AMERICA, N.A.
as Administrative Agent and a Lender

By:

/s/ Maria F. Maia

Name:

Maria F. Maia

Title:

Managing Director

STERICYCLE, INC.
as the Borrower

By:

/s/ Frank J.M. ten Brink

Name:

Frank J.M. ten Brink

Title:

Executive Vice President

and Chief Financial Officer

STERICYCLE INTERNATIONAL, LLC
as the Guarantor

By:

/s/ Frank J.M. ten Brink

Name:

Frank J.M. ten Brink

Title:

Manager, Vice President

Secretary and Treasurer

SCHEDULE A

COMMITMENTS

New Lender	Commitment
HSBC Bank USA, N.A.	$40,000,000
U.S. Bank, National Association	$35,000,000
National City Bank	$25,000,000
The Bank of Nova Scotia	$25,000,000
The Northern Trust Co.	$10,000,000
Fortis Bank SA/NV, New York Branch	$10,000,000

TOTAL	$145,000,000

Endnotes

CH1 4748166v.9